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                                                                   Exhibit 10.63


                           FOURTH AMENDMENT TO LEASE

     This FOURTH AMENDMENT TO LEASE ("Fourth Amendment") is made as of September 11, 1997 by and between the TRUSTEES OF 60 STATE STREET TRUST under Declaration of Trust dated September 10, 1970, recorded with Suffolk Deeds, Book 8389, Page 286, as amended, with an address of c/o Koll Management Services, 60 State Street, Boston, Massachusetts 02109 ("Landlord"), and THE PIONEER GROUP, INC., having a mailing address of 60 State Street, Boston, Massachusetts 02109 ("Tenant").


                                    RECITALS

     WHEREAS, Landlord and Tenant entered into a lease dated as of July 3, 1991, as amended by a certain First Amendment to Lease dated as of January 31, 1994, as further amended by a certain Second Amendment to Lease dated September 30, 1996, and as further amended by a certain Third Amendment to Lease dated November 15, 1996 (collectively, the "Lease"), for certain space ("Premises") on the 3rd, 4th, 5th, 6th, 17th, 18th and 19th floors of the building commonly known as 60 State Street, Boston, Massachusetts (the "Building");

     WHEREAS, by Memorandum of Understanding dated as of August 28, 1997, Landlord and Tenant have agreed that Tenant shall lease certain additional space consisting of approximately 11,850 rentable square feet of space on the 14th Floor of the Building, shown as the "Floor 14 Premises" on the floor plan attached hereto as Fourth Amendment Exhibit A and incorporated herein; and

     WHEREAS, Landlord and Tenant desire to amend the Lease to include the Floor 14 Premises within the Premises and to amend certain terms and conditions of the Lease as described below.

                                   AGREEMENT

     NOW, THEREFORE, in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are acknowledged and agreed, Landlord and Tenant hereby agree that Landlord shall lease to Tenant, and Tenant shall lease from Landlord, the Floor 14 Premises on the following terms and conditions:

     1. TERM: The Term for the Floor 14 Premises shall commence on January 1, 1998 and shall expire on December 30, 2003, unless earlier terminated as set forth in the Lease. Tenant shall have no option to renew the Lease with respect to the Floor 14 Premises.

     2. ANNUAL FIXED RENT FOR INITIAL TERM AND ADDITIONAL RENT. Annual Fixed Rent for the Floor 14 Premises shall be $22.65 per rentable square foot. Tenant shall pay additional rent for the Floor 14 Premises on the same terms and conditions as provided in the Lease for the initial Premises, which additional rent is currently estimated at $12.35 per rentable square foot.

     3. LANDLORD'S WORK ON THE FLOOR 14 PREMISES. Notwithstanding any provisions of the Lease to the contrary, without limitation, Sections
          3.1 and 3.6, the Floor 14 Premises shall be delivered to Tenant broom-clean and in their then "AS IS" condition.



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     4.   TENANT'S WORK ON THE FLOOR 14 PREMISES. Commencing on January 1, 1998,
          Tenant shall have the right to construct improvements to the Floor 14 Premises, either on its behalf or on behalf of a subtenant as set forth below, subject to Landlord's approval of Tenant's plans and specifications, which approval shall not be unreasonably withheld or delayed, and subject to the other terms and conditions of the Lease including Section 3.5. All Tenant improvements to the Floor 14
          Premises shall be performed at Tenant's sole cost and expense, and Landlord shall not be obligated to reimburse or othrewise compensate Tenant for such improvements.

     5. ADDITIONAL PARKING SPACES. Commencing on January 1, 1998, Tenant shall be entitled to occupy three (3) additional non-reserved parking spaces in the Building garage at the then current market rates charged by the garage operator. Tenant shall enter into a separate parking agreement with the garage operator with respect to the foregoing three additional parking spaces.

     6. SUBLETTING THE FLOOR 14 PREMISES. Subject to the terms and conditions herein set forth and set forth in the Lease, Tenant shall have the right to sublet all or a portion of the Floor 14 Premises, provided
          (i) the proposed subtenant and the proposed use of the Floor 14 Premises is not inconsistent with the first-class character and quality of the Building, and (ii) Tenant gives Landlord written notice of the name of the proposed subtenant, the term of the proposed subletting and any leasehold improvements to be made in connection therewith. Notwithstanding any such subletting, Tenant shall remain primarily liable under the Lease with respect to the Floor 14 Premises.

     7. NO EFFECT ON PRIORITY OF TENANT'S RIGHTS. It is hereby understood and agreed that the leasing of the Floor 14 Premises by Tenant shall in no way affect the priority of Tenant's rights with respect to any other space in the Building set forth in the Lease.

     8. CAPITALIZED TERMS. Capitalized terms used herein but not defined shall have the meanings ascribed to them in the Lease.

     9. RATIFICATION. Except as amended hereby, the terms and conditions of the Lease shall remain unaffected and the Lease shall remain in full force and effect.

     10. CONTINGENCIES. This Fourth Amendment to Lease is specifically contingent upon (i) the receipt by Landlord of a written waiver by Hale and Dorr of its superior rights to the Floor 14 Premises, and
          (ii) the delivery of the Floor 14 Premises from ITT/Sheraton Corporation to Landlord on or before January 1, 1998.

                         [SIGNATURES ON FOLLOWING PAGE]

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     EXECUTED under seal as of the date first set forth above.

         LANDLORD:                   TRUSTEES OF 60 STATE STREET TRUST



                                     By: /s/ John A. Pirovano
                                        ----------------------------------------
                                        John A. Pirovano, as Trustee of 60 State
                                        Street Trust, for self and co-Trustees
                                        but not individually


        TENANT:                      THE PIONEER GROUP, INC.



                                     By: /s/
                                        ----------------------------------------
                                        its VICE PRESIDENT
                                        hereunto duly authorized







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                           FOURTH AMENDMENT EXHIBIT A




                           Plan of Floor 14 Premises




                                 [FLOOR LAYOUT]


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                               CONSENT OF LENDERS

     The undersigned hereby acknowledge notice of the Fourth Amendment to Lease between the Trustees of 60 State Street Trust and The Pioneer Group, Inc. dated as of September __, 1997 and consent thereto.




                                  TRUST COMPANY OF THE WEST, a
                                  California corporation, as trustee for
                                  TCW REALTY FUND VA, as tenant in common

                                  By /s/
                                     -------------------------------------------
                                     Authorized Signatory

                                  By: /s/
                                     -------------------------------------------
                                     Authorized Signatory

                                  TCW REALTY FUND VB, a California
                                  limited partnership, as tenant in common


                                  By: TCW ASSET MANAGEMENT COMPANY,
                                      a California corporation, as General
                                      Partner


                                      BY:  /s/
                                          --------------------------------------
                                          Authorized Signatory


                                      BY:  /s/
                                          --------------------------------------
                                          Authorized Signatory


                                  By: WESTMARK REALTY ADVISORS L.L.C.,
                                      a Delaware limited liability company,
                                      as General Partner

                                      BY:  /s/
                                          --------------------------------------
                                          Authorized Signatory



                                      BY:  /s/
                                          --------------------------------------
                                          Authorized Signatory




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 TEACHERS INSURANCE AND ANNUITY ASSOCIATION            JOAN HERMAN
 COLLEGE RETIREMENT EQUITIES FUND                      Sr. Investment Analyst
 730 Third Avenue                                      Telephone: (212) 916-4474
 New York, NY 10017                                    Fax: (212) 916-6102






                                  December 4, 1997



Brenda Y. Sheridan
Koll Real Estate Service
60 State Street
Suite 3600
Boston, Massachusetts 02109

                     Re:   TIAA Appl. #MA-438
                           Mortgage #000386700,01
                           Sixty State Street
                           Boston, Massachusetts


Dear Brenda:

     Please be advised that TIAA hereby approves the following lease amendment for the captioned property:

               FOURTH AMENDMENT TO LEASE, DATED SEPTEMBER 11, 1997, BETWEEN THE TRUSTEES OF 60 STATE STREET TRUST AND THE PIONEER GROUP.


Please feel free to call if you have any questions.



                                        Sincerely,




                                        /s/ Joan Herman

                                        Joan Herman